UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2010
Date of Report (Date of earliest event reported)

AMERICAN EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407, 2nd St. SW Suite 700 Calgary, Alberta, Canada	T2P 2Y3
(Address of principal executive offices)	(Zip Code)

(403) 233-8484
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Certificate of Change

On August 18, 2008, American Exploration Corporation, a corporation organized under the laws of the State of Nevada(the “Company”), effected a 14:1 forward stock split (the “2008 Forward Split”) in accordance with documentation filed with NASDAQ.  The total issued and outstanding 6,475,000 shares of common stock of the Company prior to the 2008 Forward Stock Split were increased to 90,650,000 shares of common stock after givng effect to the 2008 Forward Stock Split.

The 2008 Forward Stock Split was not properly documented under Nevada law by the filing of a certificate of change pursuant to NRS 78.209 (the “Certificate of Change”) indicating an increase in the issued and outstanding shares and a corresponding increase in the Company’s authorized common stock. Therefore, the board of directors of the Company pursuant to unanimous written consent authorized the filing of a Statementof Change with the Nevada Secretary of State increasing its authorized capital to 1,400,000,000 shares of common stock.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed merger transaction with Mainland Resources announced on March 23, 2010, Mainland Resources intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and related materials to register the securities of Mainland Resources to be issued in exchange for securities of the Company. The Registration Statement will incorporate a joint proxy statement/ prospectus (the “Proxy Statement/Prospectus”) that the Company and Mainland Resources plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger.  The Registration Statement and the Proxy Statement/Prospectus will contain important information about the Company, Mainland Resources, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by the Company and Mainland Resources, through the web site maintained by the SEC at www.sec.gov.  The Company’s security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Company.

Each of the Company and Mainland Resources, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1.2 Certificate of Change of American Exploration Corporation filed with Nevada Secretary of State on October 7, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPLORATION CORPORATION

DATE: October 12, 2010	By:	/s/ Steven Harding
Name: Steven Harding
Title: President/Chief Executive Officer

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